UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32499	23-2872718
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Select Medical Corporation Consolidated Financial Statements as of December 31, 2003, and 2002 and for the three years ended December 31, 2003.
Consent of Independent Registered Public Accounting Firm
Certain information which may be disclosed to prospective purchasers of the senior subordinated notes not previously publicly reported

Item 8.01 Other Events

Select Medical Corporation (the “Company”) completed the sale of its only skilled nursing facility in the third quarter of 2004. The Company is filing this current report on Form 8-K to reclassify certain financial information on the skilled nursing facility pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets.”

SFAS No. 144 provides that, in a period in which a component of an entity either has been disposed of or is classified as held for sale, the income statements for current and prior periods shall report the results of operations of the component as discontinued operations. Therefore, the Company has reclassified certain amounts in its Consolidated Statements of Income for the year ended December 31, 2003 to reflect the reclassification required by SFAS No. 144.

A copy of the Company’s restated financial statements for the year ended December 31, 2003 are filed as Exhibit 99.1 to this report and incorporated herein by reference. This filing does not update the Company’s Management Discussion and Analysis and other disclosures in its Form 10-K for the year ended December 31, 2003 except as described above since they would not be materially different after giving effect to this reclassification. For information on other developments regarding the Company since the filing of the Form 10-K, please refer to the Company’s reports filed under the Securities Exchange Act of 1934, as amended.

In addition, in connection with the Company’s proposed issuance of up to $660 million in aggregate principal amount of senior subordinated notes due 2015, the Company expects to disclose to prospective purchasers certain information that has not been previously publicly reported. A copy of such information is attached as Exhibit 99.3 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description

99.1	Select Medical Corporation Consolidated Financial Statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

99.2	Consent of Independent Registered Public Accounting Firm

99.3	Certain information which may be disclosed to prospective purchasers of the senior subordinated notes not previously publicly reported.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION
Date: January 25, 2005	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Select Medical Corporation Consolidated Financial Statements for the year ended December 31, 2003.

99.2	Consent of Independent Registered Public Accounting Firm

99.3	Certain information which may be disclosed to prospective purchasers of the senior subordinated notes not previously publicly reported.